UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)     November 17, 2004
                                                --------------------------------

                                   AVNET, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)

        1-4224                                            11-1890605
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(Commission File Number)                       (IRS Employer Identification No.)


2211 South 47th Street, Phoenix, Arizona                           85034
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (480) 643-2000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
           -------------------------

On November 17, 2004, Avnet, Inc. issued a press release announcing its upcoming conference and webcast schedule. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K and the Exhibit attached hereto is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.
           ----------------------------------

(c)  Exhibits

     99.1  Press Release of Avnet, Inc. dated November 17, 2004


                                S I G N A T U R E
                                -----------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                       AVNET, INC.
                                                       (Registrant)


Date: November 17, 2004                                By: /s/ Raymond Sadowski
                                                       -------------------------
                                                       Raymond Sadowski
                                                       Senior Vice President and
                                                       Chief Financial Officer